                             UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):  July 19, 1999



                       WELLS FARGO & COMPANY
      (Exact name of registrant as specified in its charter)


         Delaware                   001-2979                 No. 41-0449260
(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)                Number)              Identification No.)


         420 Montgomery Street, San Francisco, California 94163
          (Address of principal executive offices)  (Zip Code)


    Registrant's telephone number, including area code:  1-800-411-4932

                           Not applicable

       (Former name or former address, if changed since last report)
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Item 5:   Other Events
          ------------

          Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended June 30, 1999. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended June 30, 1999.

Item 7:   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               27   Financial Data Schedule

               99 Wells Fargo & Company's financial results for the quarter ended June 30, 1999


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 19, 1999.

                                WELLS FARGO & COMPANY



                                By: /s/ LES L. QUOCK
                                    ------------------------------------
                                    Les L. Quock
                                    Senior Vice President and Controller







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